                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       October 20, 2004
                                                  ------------------------------


                        CIT Equipment Collateral 2004-EF1
--------------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         333-53688-04                                75-6724294
--------------------------------------------------------------------------------
   (Commission File Number)                (IRS Employer Identification No.)

                           c/o CIT Financial USA, Inc.
                    1 CIT Drive, Livingston, New Jersey 07039
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:       (973) 740-5000
                                                    ----------------------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
              ------------

              On October 20, 2004, JPMorgan Chase Bank, as Indenture Trustee, made the monthly distribution to the holders of CIT Equipment Collateral 2004-EF1, Class A-1 1.63% Receivable-Backed Notes, Class A-2 2.57% Receivable-Backed Notes, Class A-3 3.50% Receivable-Backed Notes, Class B 2.99% Receivable-Backed Notes, Class C 4.14% Receivable-Backed Notes and Class D 4.68% Receivable-Backed Notes.


Item 9.01.    Financial Statements and Exhibits.

              (c)  Exhibits.

                   The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

        Exhibit No.        Description
        -----------        -----------

        20                 Monthly Report delivered by
                           the Trustees to Securityholders
                           in connection with distributions
                           on October 20, 2004

        99                 Certificate of Servicing Officer

SIGNATURES
----------

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CIT FINANCIAL USA, INC.,
                                           as Servicer


                                                  WILLIAM G. DELANEY
                                           --------------------------
                                           Name:  William G. Delaney
                                           Title: Vice President

Dated: October 20, 2004

                                INDEX TO EXHIBITS

Exhibit No.                Description
-----------                -----------

20                         Monthly Report with respect to the
                           October 20, 2004 distribution.

99                         Certificate of Servicing Officer